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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 19, 2003
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                        WARWICK VALLEY TELEPHONE COMPANY
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               (Exact Name of Registrant as Specified in Charter)


          NEW YORK                   0-11174                     14-1160510
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(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)


   47 MAIN STREET, WARWICK, NEW YORK                                    10990
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (845) 986-8080
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     (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

On September 19, 2003, the Registrant issued a press release announcing that both the New York State Public Service Commission and the New Jersey Board of Public Utilities have approved the changes to the Company's restated and amended Certificate of Incorporation (including the three-for-one stock split) that had been approved by Warwick Valley Telephone Company ("WVT") shareholders at the Annual Meeting on April 25, 2003. The restated and amended Certificate of Incorporation has also been accepted by the New York Secretary of State. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

      99.1  Press Release dated September 19, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WARWICK VALLEY TELEPHONE COMPANY

Dated: September 19, 2003                    By:  /s/ M. Lynn Pike
                                                --------------------------------
                                             Name:  M. Lynn Pike
                                             Title: President